WILMER, CUTLER & PICKERING
COUNSEL FOR DEBTORS AND DEBTORS-IN-POSSESSION
WASHINGTON, D.C. 20037-1420
(202) 663-6000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

IN RE:

IRIDIUM LLC
IRIDIUM OPERATING LLC                                     CASE NO. 99-45005-CB
IRIDIUM IP LLC                                            (JOINTLY ADMINISTERED)
IRIDIUM CAPITAL CORPORATION                               CHAPTER 11
IRIDIUM ROAMING LLC
IRIDIUM (POTOMAC) LLC

                           MONTHLY OPERATING STATEMENT

            FOR THE PERIOD NOVEMBER 1, 1999 THROUGH NOVEMBER 30, 1999

DISBURSEMENTS: (IN THOUSANDS)
              IRIDIUM LLC                                                                    $1,126
                                                                                    --------------------
              IRIDIUM OPERATING LLC                                                          $15,024
                                                                                    --------------------

OPERATING LOSS: (IN THOUSANDS)                                                              $114,214
                                                                                    --------------------

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

THE UNDERSIGNED, HAVING REVIEWED THE ATTACHED AND BEING FAMILIAR WITH THE DEBTORS' FINANCIAL AFFAIRS, VERIFIES UNDER THE PENALTY OF THE PERJURY, THAT THE INFORMATION CONTAINED THEREIN IS COMPLETE, ACCURATE AND TRUTHFUL TO THE BEST OF MY KNOWLEDGE.

DATE:   DECEMBER 23, 1999           /s/ DAVID R. GIBSON
     -------------------------      -------------------------------------------
                                    DAVID R. GIBSON, CHIEF FINANCIAL OFFICER

INDICATE IF THIS IS AN AMENDED STATEMENT BY CHECKING HERE:

                                                    AMENDED STATEMENT___________

HEADNOTE

These unaudited consolidated financial statements have been prepared for the purpose of filing with the United States Bankruptcy Court for the Southern District of New York. These consolidated financial statements have not been prepared in accordance with generally accepted accounting principles ("GAAP") because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("SFAS 121") has not been applied, and certain other disclosures required under GAAP have been omitted. The Company expects that, upon application of SFAS 121, the carrying amount of its long-lived assets will be written down by a material amount; however, at this time it is not possible to determine such amount. In the opinion of management, all other accounting principles applicable to the Company have been applied in the accompanying consolidated financial statements and all adjustments necessary for a fair presentation of such information have been made. However, there could also be year-end audit adjustments and adjustments as a result of the Company's filing for protection under Chapter 11 of the United States Bankruptcy Code.

                                   IRIDIUM LLC
                             (DEBTOR-IN-POSSESSION)
                 (A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)
                      UNAUDITED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)


                                                             11/30/1999
                                                            -----------
ASSETS
Current assets:
     Cash and cash equivalents (Note 3)                     $   181,584
     Accounts receivable, net of allowance                        2,302
     Due from Affiliates, net of allowance                        1,184
     Prepaid expenses and other current assets                   18,638
                                                            -----------
         Total current assets                                   203,708
Property and equipment, net                                   3,059,072
Other assets                                                     19,064
                                                            -----------
         Total assets                                       $ 3,281,844
                                                            ===========

LIABILITIES AND MEMBERS' DEFICIT
Liabilities not subject to compromise
Current liabilities:
     Accounts payable and accrued expenses                  $    14,456
     Due to Member                                              164,147
     Due to Affiliates                                            2,889
     Senior Secured Bank Facility                               800,000
                                                            -----------
         Total current liabilities                              981,492
Deferred liabilities                                             61,638
Liabilities subject to compromise
     Senior Notes A, B, C and D                               1,450,000
     Senior Subordinated Notes                                  377,060
     Due to Member                                            1,311,047
     Due to Affiliates                                              600
     Pre-petition interest payable                              104,601
     Pre-petition accounts payable - trade                       12,960
     Pre-petition accrued liabilities                             3,451
                                                            -----------
                                                              3,259,719
                                                            -----------

         Total Liabilities                                    4,302,849
                                                            -----------

Members' Deficit

     Class 2 Interests                                           50,258
     Class 1 Interests                                        2,352,821
     Adjustment for minimum pension liability                    (1,812)
     Deficit accumulated during the development stage        (3,422,272)
                                                            -----------
         Total members' deficit                              (1,021,005)
                                                            -----------
         Total liabilities and members' deficit             $ 3,281,844
                                                            ===========


    The accompanying notes are an integral part of the financial statements.

HEADNOTE

These unaudited consolidated financial statements have been prepared for the purpose of filing with the United States Bankruptcy Court for the Southern District of New York. These consolidated financial statements have not been prepared in accordance with generally accepted accounting principles ("GAAP") because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("SFAS 121") has not been applied, and certain other disclosures required under GAAP have been omitted. The Company expects that, upon application of SFAS 121, the carrying amount of its long-lived assets will be written down by a material amount; however, at this time it is not possible to determine such amount. In the opinion of management, all other accounting principles applicable to the Company have been applied in the accompanying consolidated financial statements and all adjustments necessary for a fair presentation of such information have been made. However, there could also be year-end audit adjustments and adjustments as a result of the Company's filing for protection under Chapter 11 of the United States Bankruptcy Code.

                                   IRIDIUM LLC
                             (DEBTOR-IN-POSSESSION)
                 (A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)
                    UNAUDITED CONSOLIDATED STATEMENT OF LOSS
                                 (IN THOUSANDS)

                                                                                    PERIOD FROM
                                                                                  NOVEMBER 1, 1999
                                                                             THROUGH NOVEMBER 30, 1999
                                                                             -------------------------
Revenue                                                                            $   1,277

Costs and expenses:
    Sales, general and administrative                                                 10,754
    Operations and maintenance expense                                                25,209
    Depreciation and amortization                                                     69,144
    Interest expense, net                                                              7,391
                                                                                   ---------
                                                                                     112,498
                                                                                   ---------

Loss before reorganization items                                                     111,221
                                                                                   ---------

Reorganization expense items:
    Professional fees                                                                  1,212
    Employee retention costs                                                           2,374
    Workforce reduction costs                                                             (6)
    Interest earned on accumulated cash resulting from Chapter 11 proceeding            (587)
                                                                                   ---------
                                                                                       2,993
                                                                                   ---------

Net Loss                                                                           $ 114,214
                                                                                   =========



    The accompanying notes are an integral part of the financial statements.

HEADNOTE

These unaudited consolidated financial statements have been prepared for the purpose of filing with the United States Bankruptcy Court for the Southern District of New York. These consolidated financial statements have not been prepared in accordance with generally accepted accounting principles ("GAAP") because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("SFAS 121") has not been applied, and certain other disclosures required under GAAP have been omitted. The Company expects that, upon application of SFAS 121, the carrying amount of its long-lived assets will be written down by a material amount; however, at this time it is not possible to determine such amount. In the opinion of management, all other accounting principles applicable to the Company have been applied in the accompanying consolidated financial statements and all adjustments necessary for a fair presentation of such information have been made. However, there could also be year-end audit adjustments and adjustments as a result of the Company's filing for protection under Chapter 11 of the United States Bankruptcy Code.

                                   IRIDIUM LLC
                             (DEBTOR-IN-POSSESSION)
                 (A DEVELOPMENT STAGE LIMITED LIABILITY COMPANY)
                 UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (IN THOUSANDS)


                                                                                       PERIOD FROM
                                                                                     NOVEMBER 1, 1999
                                                                                          THROUGH
                                                                                     NOVEMBER 30, 1999
                                                                                     -----------------
Cash flows from operating activities:
     Net loss before reorganization items                                                  $(111,221)
     Adjustments to reconcile net loss before reorganization items to net cash used:
         Depreciation and amortization                                                        69,144
         Amortization of financing costs                                                       1,306
         Changes in assets and liabilities:
             Decrease in accounts receivable                                                     655
             Decrease in prepaid expenses and other current assets                             1,762
             Decrease in due to/from affiliates                                                1,540
             Decrease in other assets                                                             32
             Increase in accounts payable and accrued expenses                                21,884
             Increase in other liabilities                                                     3,391
                                                                                           ---------
                                                                                             (11,507)
                                                                                           ---------

     Net loss from reorganization items                                                       (2,993)
     Adjustments to reconcile net loss from reorganization items to net cash used:
         Changes in assets and liabilities:
             Increase in accounts payable and accrued expenses                                   663
                                                                                           ---------
                                                                                              (2,330)
                                                                                           ---------

         Net cash used in operating activities                                               (13,837)
                                                                                           ---------

Cash flows from investing activities:
     Purchases of property and equipment                                                         (20)
                                                                                           ---------
         Net cash used in investing activities                                                   (20)
                                                                                           ---------

Cash flows from financing activities:
     Reorganization items                                                                          -
                                                                                           ---------
         Net cash provided by financing activities                                                 -
                                                                                           ---------

Decreased in cash and cash equivalents                                                       (13,857)
Cash and cash equivalents, beginning of period                                               195,441
                                                                                           ---------
Cash and cash equivalents, end of period                                                   $ 181,584
                                                                                           =========

Supplemental disclosures of cash flow information:
     Interest paid                                                                             6,632
     Cash paid for reorganization items:
         Professional fees                                                                       843
         Workforce reduction costs                                                               464
         Employee retention program                                                            1,610
         Interest earned on accumulated cash resulting from Chapter 11 proceeding               (587)
                                                                                           ---------
                                                                                               2,330


    The accompanying notes are an integral part of the financial statements.

            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND BUSINESS

Iridium LLC (the "Parent" or the "Company") and its subsidiaries have completed their efforts to develop and deploy a global wireless personal communication system (the "Iridium System"). Iridium commenced commercial satellite phone service on November 1, 1998 and commercial satellite paging service on November 15, 1998. The Parent's transition from a development stage limited liability company to an operating limited liability company has been adversely affected by various factors, including much slower than expected subscriber growth. As a result of these factors, on August 13, 1999, bankruptcy petitions were filed with respect to the Parent and certain of their affiliates. See Note 3 for a description of the bankruptcy proceedings.

2.    BASIS OF PRESENTATION

The unaudited consolidated financial statements include the accounts of the Parent and its wholly-owned subsidiaries, Iridium Operating LLC ("Iridium"), Iridium Geolink LLC, Iridium Promotions Inc. and Iridium Aero Acquisition Sub, Inc. and Iridium's wholly-owned subsidiaries, Iridium Capital Corporation, Iridium Roaming LLC, Iridium IP LLC, Iridium (Potomac) LLC, Iridium Facilities Corporation and Iridium Canada Facilities, Inc. All significant intercompany transactions have been eliminated.

These unaudited consolidated financial statements have been prepared for the purpose of filing with the United States Bankruptcy Court for the Southern District of New York. These consolidated financial statements have not been prepared in accordance with generally accepted accounting principles ("GAAP") because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121") has not been applied, and certain other disclosures required under GAAP have been omitted.

SFAS 121 requires the Company to evaluate the recoverability of its long-lived assets whenever events or circumstances indicate that the carrying amount of such assets may be impaired. If considered impaired, SFAS 121 requires that the long-lived assets be written down to fair value. The Company's long-lived assets are comprised of the Iridium Space System and related assets. The Company expects that, upon application of SFAS 121, the carrying amount of its long-lived assets will be written down by a material amount; however, at this time it is not possible to determine such amount. The accompanying unaudited consolidated financial statements also omit certain disclosures required under GAAP, including inception-to-date financial information for development stage enterprises and earnings (loss) per membership interest data.

With the exceptions described above, in the opinion of management, all other accounting principles applicable to the Company have been applied in the accompanying unaudited consolidated financial statements and all adjustments necessary for a fair presentation of such information have been made. However, there could also be year-end audit adjustments and adjustments to certain other accounts as a result of the Company's filing for protection under Chapter 11 of the United States Bankruptcy Code.

In connection with the bankruptcy proceedings the Company has adopted AICPA Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). SOP 90-7 requires entities in bankruptcy to present their pre-petition liabilities on the basis of the expected amount of allowed claims in accordance with Statement of Financial Accounting Standards No. 5, "Accounting for Contingencies".

3.    BANKRUPTCY FILING

On August 13, 1999 (the "Petition Date"), certain creditors of Iridium and Iridium Capital Corporation filed involuntary bankruptcy petitions against them in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Also, on August 13, 1999, the Parent, Iridium, Iridium Capital Corporation and Iridium World Communications Ltd. ("IWCL"), a member of the Parent, filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware. On August 16, 1999, the Court entered an order, which, among other things, stayed the Delaware petitions. On September 13, 1999 (the "Conversion Date"), the Court entered an order granting the Parent, Iridium, IWCL (whose estate is being separately administered) and Iridium Capital Corporation relief under Chapter 11 of Title 11 of the US Bankruptcy Code (the "Bankruptcy Code"). Additionally, on the Conversion Date, three additional Iridium subsidiaries, Iridium IP LLC, Iridium (Potomac) LLC and Iridium Roaming LLC and on December 16, 1999 Iridium Promotions, Inc. (together and collectively with the other companies the "Debtors") filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code.

In Chapter 11 bankruptcy proceedings, certain claims in existence prior to the order of relief, including pending litigation against the Company are stayed while the Company continues its business operations as a debtor-in-possession. These accrued claims are reflected in the balance sheets as "Liabilities Subject to Compromise". Additional liabilities subject to compromise may arise subsequent to the filing date resulting from rejection of executory contracts, including leases, and from the determination by the Court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Prior to the Conversion Date, the Debtors continued to pay expenses and claims, including pre-petition claims. The Debtors received approval from the Bankruptcy Court, effective September 13, 1999, to pay certain of its pre-petition and pre-conversion obligations, including employee wages and related taxes and gap period claims (those claims incurred between the Debtors' Petition Date and the Conversion Date).

Substantially all liabilities of Parent as of the Petition Date are subject to compromise or other treatment under a plan of reorganization that must be confirmed by the Court after a vote of impaired claimants. The ultimate effects of the Chapter 11 bankruptcy proceedings on each of the various constituencies will depend on a variety of factors, including, without limitation, the specific terms of a confirmed plan of reorganization and the relative rank of each claim among the priorities established by the Bankruptcy Code. In addition, there can be no assurance that the Debtors will successfully reorganize under the Chapter 11 proceeding. Accordingly, the ultimate effects on various claimants are not currently determinable.

From the Conversion Date until December 15, 1999, the Debtors' operations were funded pursuant to cash collateral orders agreed to by the lenders and approved by the Court. On December 15, 1999, the Court approved an extension of the use of cash collateral through February 15, 2000, provided, however, that all cash subject to the bank lien be used only to pay interest to the lenders and certain other limited expenses. To fund ongoing operations and restructuring costs, current investors, led by Motorola, agreed to provide the Company $20 million to continue its operations through February 15, 2000.

In addition to the interim funding of Iridium, Motorola has continued to operate and maintain the satellite constellation without any cash payment for this service. Motorola will be under no obligation to provide this service after February 15, 2000 unless it is paid for the service on a current basis in cash.

4.    USE OF ESTIMATES

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

5.    LIABILITIES SUBJECT TO COMPROMISE

Obligations classified in the November 30, 1999 balance sheet as liabilities subject to compromise are those obligations that were incurred prior to the Petition Date. The ultimate disposition of such liabilities is not currently determinable.

6.    GUARANTEED BANK FACILITY

On November 15, 1999, Motorola paid the banks approximately $743 million to satisfy all of its guarantee obligations under the Parent's Guaranteed Bank Facility. Pursuant to the Motorola Memorandum of Understanding between Motorola and the Parent, the Parent is obligated to compensate Motorola for this payment to the banks. Any such obligation to Motorola for the payment thereof is subject to compromise under the Chapter 11 proceedings.

                                   IRIDIUM LLC
                             (DEBTOR-IN-POSSESSION)
                             SCHEDULE OF TAXES PAID
         FOR THE PERIOD FROM NOVEMBER 1, 1999 THROUGH NOVEMBER 30, 1999

                                      Pay Period     Amount
                                      ----------     ------
Gross Wages and Salaries paid          15-Nov-99         $ 3,025,501 (includes $1,499,688 of retention and $222,734 of severance)
                                       30-Nov-99         $ 1,495,739 (includes $46,426 of retention and $223,329 of severance)
                                                         ============
                                                         $ 4,521,240
                                                         ============


                                                  Payroll          Employer
                                Pay Period      Withholding      Contribution          Amount           Date Paid
                                ----------      -----------      ------------          ------           ---------
Payroll Taxes:
Federal Withholding              15-Nov-99      $  707,048        $        -         $  707,048         15-Nov-99
Federal Withholding              30-Nov-99      $  305,888        $        -         $  305,888         30-Nov-99

State Withholding                15-Nov-99      $  175,088        $        -         $  175,088         15-Nov-99
State Withholding                30-Nov-99      $   86,998        $        -         $   86,998         30-Nov-99

FICA and Medicare                15-Nov-99      $   90,483        $   90,483         $  180,966         15-Nov-99
FICA and Medicare                30-Nov-99      $   50,481        $   50,481         $  100,962         30-Nov-99

Federal Unemployment Taxes       15-Nov-99      $        -        $      153         $      153         15-Nov-99
Federal Unemployment Taxes       30-Nov-99      $        -        $       71         $       71         30-Nov-99

State Unemployment Taxes         15-Nov-99      $        -        $      577         $      577         15-Nov-99
State Unemployment Taxes         30-Nov-99      $        -        $      365         $      365         30-Nov-99
                                                ===============================================
                                                $1,415,986        $  142,130         $1,558,116
                                                ===============================================


                                                        Period
                                                        Covered            Accrued          Date Paid
                                                        -------            -------          ---------
Sales, Use and Excise Taxes:
     Use Taxes paid - District of Columbia           11/01 - 11/30        $   11,524       Due 12/20/99
     Use Taxes paid - Virginia                       11/01 - 11/30        $        -
     Use Taxes paid - Arizona                        11/01 - 11/30        $        -

Property Taxes:
     District of Columbia                                                 $  159,940      Due 7/31/2000
     Virginia                                                             $  142,274      Due 9/30/2000

                                   IRIDIUM LLC
                             (DEBTOR-IN-POSSESSION)
                PAYMENTS TO PROFESSIONALS UNDER CODE SECTION 327

                                                                                              INVOICE
                                                                   ---------------------------------------------------------------
                                                                   PERIOD
                  PROFESSIONAL         DESCRIPTION OF SERVICES     COVERED        FEES        HOLDBACK     EXPENSES     TOTAL PAID
                  ------------         -----------------------     -------        ----        --------     --------     ----------
September 14 - 30   Payments
----------------------------
                    Subtotal                                                            -            -              -            -
                                                                                ----------   ----------   ------------   ---------

October Payments
----------------
                    Subtotal                                                            -            -              -            -
                                                                                ---------    ----------   ------------   ---------

November Payments
-----------------
     Donaldson, Lufkin & Jenrette     Debtor Financial Advisors     9/15 -        400,000            -         93,603      493,603
                                                                    11/15       ----------   ----------   ------------   ---------

                    Subtotal                                                      400,000            -         93,603      493,603
                                                                                ----------   ----------   ------------   ---------

                     Total                                                      $ 400,000    $       -    $    93,603    $ 493,603
                                                                                ==========   ==========   ============   =========

                                   IRIDIUM LLC
                             (DEBTOR-IN-POSSESSION)
                            CASE NUMBER 99-45005(CB)
                                    INSURANCE

I, David R. Gibson, Chief Financial Officer of Iridium LLC, the debtor and debtor-in-possession, verify to the best of my knowledge that all insurance policies are fully paid for the current period, and that amounts for workers compensation and disability insurance have been paid.


                                             /s/ DAVID R. GIBSON
                                             ---------------------------
                                                  DAVID R. GIBSON
                                               CHIEF FINANCIAL OFFICER

DATE:  DECEMBER 23, 1999